Exhibit 10.3

RETURN TO:

THIS FOURTH MODIFICATION OF MORTGAGE, COLLATERAL ASSIGNMENT OF LEASES, RENTS AND PROFITS AND NON-TAXABLE AGREEMENT NOT TO ENCUMBER OR TRANSFER PROPERTY SPREADER AGREEMENT SECURES A REVOLVING LINE OF CREDIT LOAN ORIGINALLY IN THE AMOUNT OF UP TO $125,000,000 REDUCED TO $75,000,000, A TERM LOAN ORIGINALLY IN THE PRINCIPAL AMOUNT OF $19,000,000, AND A TERM LOAN ORIGINALLY IN THE PRINCIPAL AMOUNT OF $50,000,000.

FOURTH MODIFICATION OF MORTGAGE,

COLLATERAL ASSIGNMENT OF LEASES, RENTS AND PROFITS AND

NON-TAXABLE AGREEMENT NOT TO ENCUMBER OR TRANSFER PROPERTY

SPREADER AGREEMENT

THIS FOURTH MODIFICATION OF MORTGAGE, COLLATERAL ASSIGNMENT OF LEASES, RENTS AND PROFITS AND NON-TAXABLE AGREEMENT NOT TO ENCUMBER OR TRANSFER PROPERTY SPREADER AGREEMENT (“Modification Agreement”) is made March 30, 2009 by ALICO, Inc., whose address is 640 South Main Street, Labelle, FL, 33935, the Mortgagor under the Mortgage described below (“Mortgagor”), and delivered to Farm Credit of Southwest Florida, ACA, an agricultural credit association, for itself and as agent/nominee for any lending institutions having an interest, direct or indirect, in the indebtedness secured hereby, as Mortgagee (referred to herein as “Lender”), whose address is 330 North Brevard Avenue, Arcadia, Florida 34266.

RECITALS

Lender is owner and holder of:

1. that a certain Mortgage (the “Mortgage”) dated March 12, 1999, recorded at Book 582, Page 663 et seq. of the public land records of the County of Hendry, State of Florida, as modified by a Modification of Mortgage dated October 11, 2005, and recorded in the real property records for Hendry County, Florida in Book 718, Page 1024, as modified by a Second Modification of Mortgage and Collateral Assignment of Leases, Rents and Profits and Non-Taxable Agreement Not to Encumber or Transfer Property Spreader Agreement dated May 26, 2006, and recorded in the real property records for Hendry County, Florida in Book 738, Page 263, and as modified by a Third Modification of Mortgage and Collateral Assignment of Leases, Rents and Profits and Non-Taxable Agreement Not to Encumber or Transfer Property Spreader Agreement dated September 3, 2008, and recorded in the real property records for Hendry County, Florida in Book 791, Page 1958, together with all extensions and modifications thereof whenever made;

2. that certain Collateral Assignment of Leases, Rents and Profits dated March 12, 1999, recorded at Book 582, Page 670 et seq. of the public land records of the County of Hendry, State of Florida (the “Assignment”); and

3. that certain Non-Taxable Agreement Not to Encumber Or Transfer Property dated December 11, 2001, recorded at Book 624, Page 263 et seq. of the public land records of the County of Hendry, State of Florida (the “Negative Pledge”).

Lender is owner and holder of that certain term promissory note (the “$19 Million Term Note”) in the original amount of $19,000,000 (the “$19 Million Term Loan”) dated March 12, 1999, that certain revolving line of credit promissory note (the “RLOC Note”) in the original amount of $175,000,000 (the “RLOC Loan”) dated October 11, 2005, and that certain term promissory note (the “$50 Million Term Note”) in the original amount of $50,000,000 (the “$50 Million Term Loan”) dated September 3, 2008, each made by Mortgagor, payment of each of which is secured by the Mortgage and the Assignment.

Mortgagor has requested that the RLOC Loan be reduced to $75,000,000. Lender has agreed to modify, amend and restate the RLOC Loan provided that, among other things, Mortgagor pledge additional real property located in Hendry County, Florida, and any leases, rents, issues and profits arising from such additional real property as collateral for the Loans and subject such additional property to the Negative Pledge.

WITNESSETH:

In consideration of the foregoing premises Mortgagor and Lender hereby modify the Mortgage and any prior modifications thereof as follows:

1. RLOC Loan. The RLOC Loan, as modified, amended and restated shall continue to be secured by the Mortgage and the Assignment. Further, the Assignment is hereby modified to specifically state that it secures, in addition to any obligations of Mortgagor to Lender described therein, the RLOC Loan, as such may be modified, amended, renewed or extended from time to time hereafter.

2. Notes Secured. Mortgagor acknowledge(s) and agree(s) (i) that the payment and performance of the obligations of Mortgagor to Lender existing and arising under the RLOC Loan, the $19 Million Term Loan, and $50 Million Term Loan, as evidenced by their respective promissory notes (the “Notes”), shall continue to be secured by the Mortgage and the Assignment and (ii) that there are no defenses or impediments to enforcement of the lien of the Mortgage or the Assignment.

3. Spreader Agreement. The Mortgage is modified such that the Mortgagor shall pledge, in addition to the real property collateral currently pledged thereby, the real property described on Exhibit A attached hereto and made a part hereof (the “New Property”). Exhibit A of the Mortgage shall, from the date hereof, include the New Property. The Assignment is further modified such that the Mortgagor shall assign, in addition to the leases, rents, issues and profits currently pledged thereby, the leases, rents, issues and profits arising from the New Property. Exhibit A of the Assignment shall, from the date hereof, include the New Property. The Negative Pledge is hereby modified such that the Mortgagor (known as the Borrower therein) shall subject, in addition to the real property described therein, the New Property to the terms of the Negative Pledge. Exhibit A of the Negative Pledge shall, from the date hereof, include the New Property.

Each and every term, covenant, provision and condition, set forth in the Mortgage, the Assignment and the Negative Pledge are hereby incorporated in this instrument and made a part hereof and, to the extent necessary, republished, ratified and confirmed so that the liens granted by the Mortgage and the Assignment and the covenants agreed to by the Negative Pledge shall attach to the New Property as fully as if the New Property were a portion of the property mortgaged, assigned or subjected to covenants at the time the Mortgage, the Assignment and the Negative Pledge were executed and delivered and so that the New Property shall be subject to the protections afforded Lender by each of the Mortgage, the Assignment and the Negative Pledge.

4. Mortgage, Assignment and Negative Pledge Confirmed. Mortgagor (Borrower under the Negative Pledge) acknowledge(s) and agree(s) that each of the Mortgage and any prior modifications thereof, the Assignment and the Negative Pledge, except as expressly modified by this Agreement shall remain in full force and effect as originally executed and the terms of this Agreement shall be part of each of the Mortgage, the Assignment and the Negative Pledge.

5. Document Taxes and Other Charges. Mortgagor shall pay the full amount of any documentary stamp tax, intangible tax, interest, filing fees and penalties, if any, charged incident to the loan transaction and modification(s) described in or created by this Agreement and the filing hereof. If Mortgagor fails to pay the obligations under this paragraph, Lender may pay such obligations. Any amounts so paid by Lender shall bear interest at the default rate stated in the Notes and shall be secured by the Mortgage and the Assignment. Notwithstanding the foregoing, the obligation evidenced by this instrument is exempt from Florida intangible personal property tax pursuant to federal law and the provisions of Chapter 199, Florida Statutes (see TAA no. 05C2-004). This document is exempt from Florida documentary stamp tax pursuant to Rule 12B-4.002(2)(c).

6. Representations and Warranties Confirmed. In executing and delivering this Agreement, Mortgagor represents and warrants that all representations and warranties contained in the Mortgage with respect to the mortgaged property, the Assignment with respect to the assigned leases, rents, issues and profits and in the Negative Pledge are true and correct with respect to the New Property as of the date hereof.

IN WITNESS WHEREOF, Mortgagor and Lender have executed, delivered and sealed this instrument as of the day and year first above written.

Mortgagor

ALICO, Inc. (Seal)

By:	/s/ Patrick W. Murphy
Patrick W. Murphy, Chief Financial Officer

Lender:

FARM CREDIT OF SOUTHWEST FLORIDA, ACA, FOR ITSELF AND AS AGENT/NOMINEE FOR ANY LENDING INSTITUTIONS HAVING AN INTEREST, DIRECT OR INDIRECT, IN THE INDEBTEDNESS SECURED HEREBY, INCLUDING, WITHOUT LIMITATION, THE NOTES SPECIFICALLY REFERENCED ABOVE (Seal)

By:	/s/ Greg A. Carlton
Greg A. Carlton, Vice President

State of
County of

Corporate Acknowledgment

The foregoing instrument was acknowledged this day by Patrick W. Murphy, Chief Financial Officer of ALICO, Inc., a Florida corporation on behalf of the corporation, who is personally known to me or who has produced                      as identification.

Witness my hand and official seal, this 30th day of March, 2009.

, Notary Public

Notary Seal

(Printed Name of Notary)
Commission Expires:
Commission Number:

State of
County of

Lender Acknowledgment

The foregoing instrument was acknowledged this day by Greg A. Carlton, Vice President of Farm Credit of Southwest Florida, ACA, on behalf of the Lender, who is personally known to me or who has produced                      as identification.

Witness my hand and official seal, this 30th day of March, 2009.

, Notary Public

Notary Seal

(Printed Name of Notary)
Commission Expires:
Commission Number:

Exhibit A

Additional Property

All of Sections 6, 7, 8, 9, 16, 17, 18, 19, 20, 21, 28, 29, 30, 31, 32, and 33, Township 45 South, Range 32 East, Hendry County, Florida.